  Exhibit 99.1

          CERTIFICATION OF CHAIRMAN OF THE BOARD OF DIRECTORS PURSUANT
                                 TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          I, Michael J. Meyer, Chairman of the Board of Directors of Elecsys
Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that to my knowledge:

     a)   The Company's Quarterly Report on Form 10-QSB for the quarterly period ended October 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the
          Securities Exchange Act of 1934, as amended; and

     b)   The information contained in the Company's Quarterly Report on Form
          10-QSB for the quarterly period ended October 31, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

  Date:  December 6, 2002            /s/ Michael J. Meyer
                                     --------------------------------------------
                                     Michael J. Meyer
                                     Chairman of the Board of Directors
                                     (Principal Executive Officer)